UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2016

Grid Petroleum Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
412 N. Main Street, Suite 100 Buffalo, WY 82834
(Address of principal executive offices)
Phone: (307) 278-6106
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 9, 2016, we entered into an Asset Purchase Agreement with RJM and Associates, LLC, a California limited liability corporation.  The Company purchased a certain Broadcast and Media IP, along with the “know how” of that IP from RJM and Associates.  In consideration for the purchase, the Buyer and the Seller acknowledge that upon consummation of the transaction contemplated hereunder, Seller will assign a certain asset, and provide “Know-How” that will enable GRPR to launch a Broadcast Equipment and Digital Media Product Line, together valued at Six Million Two Hundred Fifty Thousand ($6,250,000). As consideration for the Media IP and the “Know -How”, the Buyer shall issue, or cause to be issued, $5,000,000 of Restricted Common Stock (PAR $.00001) Ninety (90) days from the date of this agreement and $1,250,000 of Preferred Series-A Shares of a GRPR Preferred Stock; (PAR $.001). The value of restricted common shares will be the closing price of the stock as of 90 days from this agreement. The maturity date for the restricted common shares will be 60 months from the date of this agreement.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 9, 2016, Edward Aruda, our Chief Executive Officer, Secretary, Treasurer and Director tendered his resignation as CEO, Secretary and Treasurer.  Mr. Aruda will remain a Director of the Company.  Mr. Aruda’s resignation was not due to any disagreement on any matter relating to the operations, policies, or practices of the Company.

On March 9, 2016, the Board of Directors appointed Mr. Gary B. Tilden as Chief Executive Officer and Secretary.

Mr. Gary B. Tilden:

Gary Tilden has 35 years of experience building and operating private and public companies. His area of expertise is executive management and SEC guidelines. He has served on the Board of Directors for several Public Companies where he provided expertise in working with the SEC, OTC Markets & other critical areas within the public side of management. He operated his own businesses for 20 years, designing and manufacturing products for the home building industry; and has several certifications in various fabrications. Gary has owned an automated machinery sales representative business since 1993, working with upper level management and the owners of many of the largest manufacturers in the United States. He has assisted with the implementation of various cutting edge automation assembly systems. Mr. Tilden has spent most of his career in southern California where he has attended California based Orange Coast College and Santa Ana College to study Business Management, Business Law and Accounting.

Additionally, on March 9, 2016, the Board of Directors appointed Mr. Mike Schatz as Chief Operations Officer, Treasurer and Director of the Company.

Mr. Mike Schatz:

Mike has an extensive career in business. After serving 4 years in the U.S. Air Force, he went to work for General Electric Nuclear Power Division in their information systems section where he modified flow charts, operated main frame computer systems and designed control room consoles and PC boards. He then spent 17 years working for Hewlett-Packard designing PC boards, provided CAD system management on Gerber design systems and instructed R&D personnel in CAD design concepts and practices. While at HP he held a number of management positions and gained an in-depth knowledge and understanding of printed circuit photo lab, fabrication and assembly techniques, and procedures. He designed and modified complex, precise digital and analog printed circuit boards requiring special engineering/designer coordination while providing design support for photolithography masks. After HP, Mike worked for Crucial Technology, a division of Micron Technology, as a Mentor Graphics Librarian; created symbols, geometries, catalogs and mapping files for use in the design of PCB’s. Mike was then  introduced to Bob Stillwaugh and worked with him at The Isis Group, a manufacturer of broadcast video equipment.  Isis went on acquire Graham-Patten Systems, a manufacturer of broadcast audio equipment.

Additionally, on March 9, 2016, the Board of Directors appointed Mr. Robert Stillwaugh as Chairman of the Board of the Company.

Mr. Robert Stillwaugh (Bob):

Bob served in the US Army immediately after the Korean War conflict from 1954-1957, and continued his education at the University of Cincinnati where he earned his Bachelor of Arts degree in Radio-Television Broadcasting. Then followed a 50-plus year history that includes extensive experience in television station operations and management, plus project design and implementation. Bob served 24 years with Grass Valley Group, a widely known brand in the industry, in Northern California’s Tech Arena. He specialized in engineering development / systems engineering and managed the customs products group. Grass Valley, formerly known as Grass Valley Group, a Nevada City LLC specializing in TV-broadcast equipment, was purchased by Belden, an international investment firm specializing in the broadcast market, for $220 million. Bob retired from Grass Valley Group and co-founded The ISIS Group Inc. where he spent the next 17 years as founder, VP of Engineering and President. Bob’s motto is “There is nothing like the feeling of accomplishment upon completion of a project to the satisfaction of the customer and myself. I enjoy being able to find a solution to a problem that the customer didn't think could be solved - bringing extra value to the relationship."

Item 9 Financial Statements and Exhibits

Exhibit No.

Description

10.1

Asset Purchase Agreement

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

Date: March 11, 2016

By: /s/Gary B. Tilden

CEO

By: /s/ Edward Aruda

Edward Aruda, Director

ASSET PURCHASE AGREEMENT

RJM and Associates, LLC

And

Grid Petroleum Corp.

This Asset Purchase Agreement (the "Agreement") is made as of the 9th day of March 2016 by and between, Grid Petroleum Corp. (“GRPR”), a Nevada corporation (“Buyer”), and RJM and Associates, LLC, a California Limited Liability Corporation (“Seller”).

PRELIMINARY STATEMENT

The Buyer desires to acquire, and the Seller desires to sell Intellectual Property referred to as (“Media IP”), owned by the Seller, and the Seller desires to provide ‘Know-How’ regarding that Intellectual Property under the terms and conditions stated below.

The Buyer and the Seller acknowledge that upon consummation of the transaction contemplated hereunder, Seller will assign a certain asset, and provide “Know-How” that will enable GRPR to launch a Broadcast Equipment and Digital Media Product Line, together valued at Six Million Two Hundred Fifty Thousand ($6,250,000). As consideration for the Media IP and the “Know -How”, the Buyer shall issue, or cause to be issued, $5,000,000 of Restricted Common Stock (PAR $.00001) Ninety (90) days from the date of this agreement and $1,250,000 of Preferred Series-A Shares of a GRPR Preferred Stock; (PAR $.001). The value of restricted common shares will be the closing price of the stock as of 90 days from this agreement. The maturity date for the restricted common shares will be 60 months from the date of this agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.

ACQUISITION OF THE ASSETS AND OTHER ACTIONS

1.01

ACQUISITION OF THE SELLER’S ASSETS.

Subject to and upon the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), the Seller shall sell, assign and transfer all of its right, title and interest to its Media IP to the Buyer (collectively, the "Seller’s Assets").

1.02

CONDITIONS PRECEDENT

The Asset Acquisition Agreement will only be of force and effect once the Conditions Precedent have been satisfied.

As a Condition Precedent, GRPR will have twenty working days from the signing of this agreement to meet the Conditions Precedent outlined in this document, failing which, this agreement will be Null and Void.

Parties will have the right to extend the fourteen-day period outlined above by mutual written consent.

1.03

CONSIDERATION FOR THE SELLER’S ASSETS.

In consideration for the sale and transfer of the Seller’s Assets, and subject to the terms and conditions of this Agreement, Buyer shall on the Closing Date:

(a)

Provide full set of accounts in order for Seller to perform due diligence on Buyer; and

(b)

As consideration for the Media IP and the “know how”, the Buyer shall issue, or cause to be issued, to Seller and/or its designated parties Preferred Series-A Shares of a GRPR Preferred Stock; par value $0.001, valued at 80% of the issued and outstanding Common Stock of GRPR to Seller and/or its designated parties.

1.04

ORIGINAL ASSET AND OUTSTANDING CONVERTIBLE DEBT EXCHANGE.

 There is no convertible debt being exchanged. Both parties have mutually agreed to hold a meeting on or before 90 days from the date of this agreement to decide on how to remove the Oil & Gas assets, if any, from the company.

1.05

MUTUAL COOPERATION

All parties involved in this transaction, and under the terms and conditions of this Agreement, at all times, shall cooperate, one with the other, to facilitate the liquidation of the Note Holders debt and will each, one with the other, provide, to the best of its ability, any paperwork necessary to facilitate the liquidation, in a timely and efficient manner.

1.06

INABILITY TO LIQUIDATE

In the event seven months have passed and the Note Holders, through no fault of its own, but for reasons beyond its control, have been unable to liquidate the minimum amount of $500,000, all parties will mutually agree to a best course of action solution to accommodate all parties so that the intent of this Agreement can be carried out, including, but not limited to, extending the amount of time Note Holders have to liquidate the remainder, if any, of the $500,000 amount.

1.07

SERIES B PREFERRED VOTING SHARES

In further consideration of the purchase of the Media IP and the “know how” 1,000 issued and outstanding Series B Preferred Voting Shares, currently issued in Santa Rosa Resources, Inc. and evidenced by Certificate Number PRB1, shall be sent to Sharon Mitchell of SD Mitchell & Associates, PLC to hold in escrow until the end of the seven months at which time, Certificate Number PRB1 shall be sent to President Stock Transfer to be reissued to RJM and Associates, LLC, or its designated party.

1.08        CLOSING.

The Closing shall take place at the offices of Grid Petroleum Corp., at 17:00 hours on march 10, 2016, or at such other place, time or date as may be mutually agreed upon in writing by the parties, once the Conditions Precedent have been met (the "Closing Date").

1.09        CONSENT TO ASSIGNMENT.

This Agreement may not be assigned, hypothecated, transferred or contracted to another party without the express written consent of both parties.

1.10

ADDITIONAL UNDERSTANDINGS & COMMITMENTS

Additional to all other clauses and commitments in this Agreement, both parties acknowledge and agree to the following –

•

An MOU has been signed between Parties

•

The terms of the MOU will form the basis of this Asset Purchase Agreement

2.

REPRESENTATIONS OF THE SELLER REGARDING THE SELLER’S ASSETS.

 The Seller represents and warrants to the Buyer as follows:

(a) The Seller has good and marketable title to the Seller’s Assets, free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever.

(b) The Seller is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by the Seller, or the transfer, conveyance and sale of the Seller’s Assets to the Buyer pursuant to the terms hereof.

(c) No broker or finder has acted for the Seller in connection with this agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Seller.

(d) Seller is not in default under any of the Seller Contracts, and, to the Seller's knowledge, no third party is in default under any of the Seller’s Assets. The Seller’s Assets, together with the assets held by the Company, constitutes all of the assets necessary to operate the business of the Seller and the Company as currently conducted.

3.

REPRESENTATIONS OF THE SELLER REGARDING THE SELLER.

 The Seller represents and warrants to the Buyer as follows:

3.01

ORGANIZATION.

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby and thereby.

3.02

THE COMPANY.

Schedule 3.02 attached hereto sets forth: (i) the name of the Company; (ii) the jurisdiction of incorporation of the Company; (iii) the names of the officers and directors of each Company; and (iv) the jurisdictions in which the Company is qualified or holds licenses to do business. The Company is an LLC duly organized and validly existing and in good standing under the laws of Nevada and has all requisite power and authority to own its properties and carry on its business as now being conducted.

3.03

AUTHORIZATION.

The execution and delivery by the Seller of this Agreement and the agreements provided for herein, and the consummation by the Seller of all transactions contemplated hereunder and thereunder by the Seller, have been duly authorized by all requisite corporate action. This Agreement has been duly executed by the Seller. This Agreement and all other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which the Seller is a party constitute the valid and legally binding obligations of the Seller, enforceable against it in accordance with their respective terms. The execution, delivery and performance by the Seller of this Agreement and the agreements provided for herein, and the consummation by the Seller of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate the provisions of the Certificate of Incorporation or Bylaws of the Seller; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust, security agreement or other instrument or agreement to which any of the Companies is a party or by which any of the Companies or any of its properties is or may be bound.

3.04

ABSENCE OF UNDISCLOSED LIABILITIES.

Except as and to the extent (a) reflected and reserved against in the Current Balance Sheets, or (b) incurred in the ordinary course of business after the date of the Current Balance Sheets and not material in amount, either individually or in the aggregate, none of the Company has any liability or obligation, secured or unsecured, whether accrued, absolute, contingent, unasserted or otherwise, which, either individually or in the aggregate, is material to the condition (financial or otherwise) of the assets, properties, business or prospects of such Company.

3.05

LITIGATION.

There is no action, suit or proceeding to which the Seller is a party (either as a plaintiff or defendant) pending or threatened before any court or governmental agency, authority, body or arbitrator and, to the best knowledge of the

Seller, there is no basis for any such action, suit or proceeding; (b) the Seller, to the best of its knowledge, no officer, director or employee of the Seller, has been permanently or temporarily enjoined by any order, judgment or decree of any court or any governmental agency, authority or body from engaging in or continuing any conduct or practice in connection with the business, assets, or properties of the Seller; and (c) there is not in existence on the date hereof any order, judgment or decree of any court, tribunal or agency enjoining or requiring the Seller to take any action of any kind with respect to its business, assets or properties.

3.06

COMPLIANCE WITH AGREEMENTS AND LAWS.

The Seller has all requisite licenses, permits and certificates from all local authorities necessary to conduct its respective business and to own and operate its assets (collectively, the "Permits"). The Seller is not in violation in any material respect of any law, regulation or ordinance relating to its properties. The Seller has not violated, and on the date hereof will not violate any local or foreign laws, regulations or orders (including, but not limited to, any of the foregoing relating to employment discrimination, immigration, occupational safety, or corrupt practices), the enforcement of which would have a Material Adverse Effect.

3.07

FULL DISCLOSURE.

There are no materially misleading misstatements in any of the representations and warranties made by Seller in this Agreement, the Exhibits or Schedules to this Agreement, or any certificates delivered by Seller pursuant to this Agreement and Seller has not omitted to state any fact necessary to make statements made herein or therein not materially misleading.

4.

REPRESENTATIONS OF THE BUYER REGARDING THE BUYER

The Buyer represents and warrants to the Seller that:

4.01

ORGANIZATION AND AUTHORITY.

The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority (corporate and other) to own its properties and to carry on its business as now being conducted.  The Buyer has full power to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby and thereby.

4.02

CAPITALIZATION OF THE Buyer

On the date hereof, the Buyer's authorized capital stock consists of 7,500,000,000 shares of Common Stock, US $0.00001 par value, of which 1,024,455,457 shares are issued and outstanding, with 10,000,000 Preferred A stock authorized with 1,319,500 shares issued and outstanding (which will be retired) , and 10,000,000 Preferred B stock authorized with 1,000 shares issued and outstanding. All of the outstanding shares of capital stock of the Buyer have been and on the Closing Date will be duly and validly issued and are fully paid and non-assessable.

4.03

AUTHORIZATION.

The execution and delivery of this Agreement by the Buyer, and the agreements provided for herein, as well as the transactions contemplated herein, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Buyer; (b) violate the provisions of the Buyer’s Certificate of Incorporation or Bylaws; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Buyer pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Buyer is a party or by which the Buyer is or may be bound.

4.04

LITIGATION.

There is no judgment, suit, proceeding, action, or legal administrative, arbitration or order,  or governmental  investigation  pending or, to the knowledge of the Buyer,  threatened, to which the Buyer is a party which, considered individually or in the aggregate, would reasonably be expected to materially  impair the Buyer's  ability to perform its obligations under this Agreement.

4.05

BROKER'S FEE.

No broker or finder has acted for the Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Buyer.

5.

CONFIDENTIALITY.

The Seller recognizes and acknowledges that by reason of the terms contemplated in this Agreement, has had access to confidential information relating to the Buyer’s business, including, without limitation, information and knowledge pertaining to products and services offered, innovations, ideas, plans, trade secrets, proprietary information, advertising, sales methods and systems, sales and profit figures, customer and client lists, and relationships with dealers, customers, clients, suppliers and others who have business dealings with the Business ("Confidential Information"). The Seller acknowledges that such Confidential Information is a valuable and unique asset and covenants that it will not disclose any such Confidential Information after Closing to any person for any reason whatsoever, unless such information is (a) within the public domain through no wrongful act of the Seller, (b) has been rightfully received from a third party without restriction and without breach of this Agreement, (c) is required by law to be disclosed or is disclosed for purposes of defending claims related to the Seller in a manner designed to protect the confidentiality of the Confidential Information; or (d) represents historical information reasonably required by a prospective purchaser of the Seller.

6.

NOTICES.

Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telex, federal express, registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

To the Buyer:

Edward Aruda, CEO

Grid Petroleum Corp.

412 N. Main Street

Suite 100

Buffalo, WY 82834

To the Seller:

Mike Schatz, Managing Partner

RJM & Associates, LLC

175 Joerschke Dr., Suite A

Grass Valley, CA 95945

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally, or (b) three business days after being sent, if sent by registered or certified mail.

7.

SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Buyer, on the one hand, and the Seller, on the other hand, may not assign their respective obligations hereunder without the prior written consent of the other party; provided, however, that the Buyer may assign this Agreement, and its rights and obligations hereunder, to a subsidiary or Affiliate of the Buyer. Any assignment in contravention of this provision shall be void. No assignment shall release the Buyer or the Seller from any obligation or liability under this Agreement.

8.

ENTIRE AGREEMENT; AMENDMENTS; ATTACHMENTS

(a)

This Agreement, all Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The Buyer, by the consent of its Directors or officers, and the Seller may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the Buyer and the Seller.

(b)

If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of the Agreement shall prevail.  The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

9.

SEVERABILITY.

Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

10.

INVESTIGATION OF THE PARTIES.

All representations and warranties contained herein which are made to the best knowledge of a party shall require that such party make reasonable investigation and inquiry with respect thereto to ascertain the correctness and validity thereof.

11.

EXPENSES.

Except as otherwise expressly provided herein, the Buyer, on the one hand, and the Seller, on the other hand, will pay all fees and expenses (including, without limitation, legal and accounting fees and expenses) incurred by them in connection with the transactions contemplated hereby. All fees or expenses incurred in connection with this transaction by the Seller shall be allocated to and borne by the Seller.

12.

GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

13.          SECTION HEADINGS.

The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

14.

MODIFICATIONS.

This Agreement can be modified only by a written agreement duly signed by each party.

15.

COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

16.

 DEFAULT

In the event that either Party(s) defaults on this Agreement, defaulting Party shall have 15 days to cure the default.  In the event that the default is not cured in 15 days, or if it is found to be incurable, the transaction contemplated under this Agreement shall “unwind” in accordance with the Unwind Agreement entered into and executed by all Parties.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

BUYER:

    Grid Petroleum Corp.

By:

/s/ Edward Aruda

Edward Aruda, Chief Executive Officer

SELLER:

    RJM and Associates, LLC

By:

/s/ Mike Schatz

Mike Schatz, Managing Member

SCHEDULE 3.02

Grid Petroleum Corp.

Established in the State of Nevada November 15, 2006

Active and in Good Standing with the State of Nevada

Chairman – Robert Stillwaugh

CEO – Gary B. Tilden

President – Gary B. Tilden

Secretary – Gary B. Tilden

Treasurer – Mike Schatz

COO – Mike Schatz

Directors

Robert Stillwaugh

Gary B. Tilden

Mike Schatz

Edward J Aruda

RJM and Associates, LLC: Broadcast/Media IP

RJM and Associates, LLC has developed and owns proprietary advanced broadcast equipment and software to manufacture and sell audio and video broadcast equipment worldwide. These systems have been sold worldwide over the past 15 years. The RJM engineers build and thoroughly test these items in-house prior to shipping to our customers, and the company provides exceptional service recognized throughout the industry today, including products that are built to the highest professional standards and rugged design.

The Company, respectively, owns R&D digital media products currently in development to develop a strategic technology roadmap which will enable the company to expand into high-growth digital television and over-the-top (OTT) markets.  These product are being developed to serve a market segment that is presently being strongly embraced by consumers and is forecasted, by some of the most widely recognized tech companies in the world, as becoming a multi-billion dollar market in the very near future. The new products include  “SocialCast AR”, Augmented Reality, and Virtual Reality Content Server. The target Technologies include Virtual Reality, Augmented Reality, Audio/Video Codecs, Audio Content Recognition, and OTT API Integration into Key Platforms. The Market Analysis and IP Portfolio includes new patents specifically developed for these products and owned by the Company.

Currently the company end-users include some of the major world dominant broadcasters such as CBS, FOX, NBC, ESPN, ABC and Direct TV. There are direct distributors for the company inclusive of the following:

Advanced System Group

Beck TV

Broadcasters General Store

ClarkPowell and Associates

Communications Engineering, Inc. (CEI)

Dale Pro Audio

Digital Video Systems

Diversified Systems, Inc.

Electric Picture Display Systems

Enders and Associates

Fiber Group, Inc.

GC Micro

Gold Coast Video

Heartland Video Systems

Link Electronics

Marketec

M/BITS, Inc.

National Teleconsultants

Pantech

Preco

Ralph’s Industrial Electronic Supply

RIA Corporation

Total Audio Visual Systems, Inc

VMI

Proprietary Equipment Manufacturing Property Schedule:

Model

Description

ADA-101

Audio distribution amplifier with 1x8 mono or 2x4 stereo operation.

ADA-101/R

Same as the ADA-101 but also includes remote control of amplifier gain.

ADC-24/48

24 bit A/D converter w/48kHz Internal Reference.

ADLY-4/A

4 AES3 (balanced) pair audio delay up to 99.9 video frames.

ADLY-4/B

4 AES3id (unbalanced) pair audio delay up to 99.9 video frames.

AMF-100

2RU Mounting frame with one power supply for 12 audio distribution amplifiers.

ARTS-201B

2x1 analog protection switcher w/one power supply. Housed in a 1RU frame.

ARTS-PS

Redundant power supply for ARTS-201

ARTS-SPB/B

Spare analog signal processor board for ARTS-201B.

ASDM-4

HD/SDI auto-detect de-embedder to 4 AES audio streams, both balanced and unbalanced.

ASDM-8

HD/SDI auto-detect de-embedder to eight channels of analog audio output.

CP1616A

1RU 16x16 AFV X-Y control panel.

CP161A

1RU

16x1 single bus AFV control panel with bus-lock button.

CP161B

1RU

16x1 single bus AFV panel w/Video Only, Audio Only & bus-lock buttons.

CP321A

1RU

32x1 single bus AFV panel with bus-lock button.

CP3232A

2RU 32x32 AFV X-Y control panel.

CP804A

1RU

8x8 AFV X-Y control panel.

CP804B

1RU

8x4 X-Y panel with Video Only and Audio Only buttons.

CP811A

1RU

8x1 single bus AFV panel with bus-lock button.

CP811B

1RU

8x1 single bus AFV panel w/Video Only, Audio Only and bus-lock buttons.

CP816A

1RU

8x16 AFV X-Y control panel.

CP818A

1RU

8x8 AFV X-Y control panel.

CP818B

1RU

8x8 X-Y panel with Video Only and Audio Only buttons.

CR100

1RU

x19” cradle that allows remote mounting of any 1RU control panel.

DA-14/A

4 output AES/EBU distribution amplifier w/XLR connectors.

DA-14/B

4 output AES/EBU distribution amplifier w/BNC connectors.

DAC-24

24 bit D/A converter.

DATS-10

DATS-10 AES to DATS source converter (110Ω to 75Ω).

DATS-21

DATS-21 DATS to AES destination converter (75Ω to 110Ω).

DTG-1

Digital audio test generator.

FR100

1RU frame blank cover.

FR200

2RU frame blank cover.

HD-212A

2x2 HD/SDI protection switcher. W/1 processor and 2 relay bypass boards.

HD-212C

2x2 HD/SDI protection switcher. W/2 processors and 2 relay bypass boards.

HD-212PS

Redundant power supply for HD-212 series.

HD-212SPB

Spare HD signal processor board for HD-212.

PS-102

Redundant power supply for the AMF-100. Auto-ranging from 90-260VAC.

PSU-1

90-260V 50/60Hz power supply w/detachable IEC power cord.

PSU-2

Redundant power supply for RT-2 frame.

RT-2

1RU rack tray for up to 3 SoundPals, w/single PSU-2 supply.

VRG-1

Video referenced AES/wordclock generator.

XL100PS

Additional power supply for all above frames for redundancy.

XL1616A

16x16 analog video with single power supply in one 1RU frame.

XL1616HD/1

16x16 HD video with single power supply in one 1RU frame.

XL161A

16x1

 analog video with single power supply in one 1RU frame.

XL161C

16x1

 analog video & stereo audio with single power supply in one 1RU frame.

XL200PS

Additional power supply for HD 16x16 frames for redundancy. Used only in HD video frames.

XL3232A

32x32 analog video with single power supply in one 2RU frame.